Exhibit 99.1

mount snow EB-5

1 “Mount Snow happens to be one of the toughest personal investment decisions I have made. While I came across many eligible EB-5 projects during my search, the personal attention offered by the Mount Snow team, especially Laurie Newton, was unparalleled. All my questions, and there were a lot of them during my due-diligence, were promptly and thoroughly answered. I felt that in Mount Snow we have a partner we can trust, and a team that really believes in their projects.” Neraaj A. EB-5 investor Project Summary Location Carinthia at Mount Snow (southern Vermont) EB-5 Equity $55.5 Million Loan $38.5 Million Total Budget $94 Million Unit Investment $500,000* Total Investors Up to 111 Preferred Return Rate 3% Estimated Jobs Created 12.7 per investor Regional Center Great North Regional Center Owner Contribution Land appraised at $19.7 million in the form of two 50-year leases *Investment amount is correct at the time of printing. The U.S. Congress or U.S. Department of Homeland Security may change the required investment amount at any time and investors would be required to invest the amount required by current law. The NES Financial Platinum Medallion is a hallmark of this project’s dedication to best practices throughout the EB-5 life cycle. It signifies that the project employs at least three qualifying NES Financial Intelligent Solutions, providing international investors with the highest levels of security, transparency, and compliance.

3 Mount Snow Ski Resort Mount Snow has been a successful business since 1954. It is the closest major resort to New York (4 hours) and Boston (2 hours) and has the most snowmaking fan guns in North America. In addition to skiing and snowboarding, guests can also enjoy snow tubing, a full service spa, fine dining, as well as golf, hiking, and mountain biking in the summer. 2,500 acres 87 ski trails 20 ski lifts 30,370 people per hour lift capacity

5 Peak Resorts Parent Company Peak Resorts is a publicly traded Missouri based company (NASDAQ: SKIS). Founded in 1982, they own/operate 14 quality ski areas which total approximately 1.7 million winter visits annually. Resorts offer skiing, snowboarding, snow tubing, night skiing, lodging, dining, seasonal events, conferences, spa, alpine slide, waterslide, zip lining, golf, hiking and mountain biking. Peak Resorts generated record revenue for the year end April 30, 2017 82,000,000 1,346,000 99,688,000 1,686,000 105,205,000 1,752,000 104,858,000 1,709,000 95,729,000 1,306,000 123,249,000 1,713,000 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 Revenue Winter Visits

7

Great North
Regional Center

Great North Regional Center was approved by USCIS in November, 2017 and is owned by Peak Resorts.

The boundaries of Great North Regional Center include all of Vermont, New Hampshire and parts of New York and Massachusetts.

An experienced management and customer service team guides investors through the entire EB-5 process.


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U.S. Department of Homeland Security
U.S. Citizenship and Immigration Services
Immigrant Investor Program
131 M Street, NE, Mailstop 2235
Washington, DC 20529

U.S. Citizenship and Immigration Services

Date: November 9, 2017

Richard Deutsch
Great North Regional Center, LLC
89 Grand Summit Way
West Dover, VT 05356

Application: Form I-924
Application for Regional Center Designation Under the Immigrant Investor Program

Applicant(s): Great North Regional Center, LLC

Re: Initial Regional Center Designation
Great North Regional Center, LLC
RCW1635054761 / ID1635054761

On December 15, 2016, Great North Regional Center, LLC ("the applicant") filed a Form I-924 to request designation as a regional center in the Immigrant Investor Program (the "Program") in accordance with section 610 of the Department of Commerce, Justice, and State, the Judiciary, and Related Agencies Appropriations Act of 1993, Pub. L. No. 102-395, 106 Stat. 1828, 1874 (Oct. 6, 1992), as amended (the "Act").

Effective as of the date of this notice, USCIS approves the Form I-924 and designates Great North Regional Center, LLC as a regional center under the Program. The regional center designation is non-transferable.

Legal Notice: This approval and designation of a regional center under the Immigrant Investor Program does not constitute or imply an endorsement or recommendation by USCIS, the United States Government or any instrumentality thereof, of the investment opportunities, projects or other business activities related to or undertaken by such regional center. Except as expressly set forth in this approval and designation, USCIS has not reviewed any information provided in connection with or otherwise related to the regional center for compliance with relevant securities laws or any other laws unrelated to eligibility for designation as a regional center. Accordingly, USCIS makes no determination or representation whatsoever regarding the compliance of either the regional center or its associated new commercial enterprises and job creating entities with such laws.

www.uscis.gov

CARINTHIA RESIDENTIAL
PHASE I EB-5 PROJECT
FUTURE PROJECTS
FUTURE PROJECTS
FUTURE PROJECTS
KEY
A BASE AREA
B BASE VILLAGE GREEN
C LEARNING AREA
D DAY SKIER DROP OFF
E TRANSIT CENTER
F TUBING AREA
G GRAND SUMMIT HOTEL
H SNOW TREE UNITS
I SNOW LAKE AREA
J SUNDANCE AREA
K MAINTENANCE AND OPERATIONS
L CARINTHIA

SE GROUP

Architecture | Planning | Innovation

MOUNT SNOW RESORT

OVERALL MASTER PLAN RENDERING

JAN. 09, 2018

S 01

11 New Project: Carinthia Residential Phase I 102 Luxury Units Two and three-bedroom luxury units will be constructed at the base of the Carinthia Slopes at Mount Snow. All units include a fireplace, fully equipped kitchen, washer-dryer and access to ski lockers and covered parking. The development includes a sports center with a heated outdoor pool and hot tubs open year round, sauna and exercise equipment. Addressing a Growing Demand Mount Snow attracts high net worth families from New York City and the surrounding metropolitan area. These families are seeking luxury accommodations at the base of the ski slopes. Currently the only lodging located at the base of the mountain is the Grand Summit Hotel, which consists of mostly hotel rooms. This project will serve an unmet demand from guests that is needed immediately. Experienced Hotel Operator Carinthia Residential will be operated by Mount Snow as a nightly hotel. Mount Snow has more than 50 years of hotel operations experience including marketing and reservations. Currently, the successful Snow Lake Lodge and Grand Summit Hotel are operated by Mount Snow. During the off-season, the hotels host conferences and weddings in addition to summer vacationers.

13 Investment Summary $55.5 million EB-5 equity* $38.5 million loan 3% preferred return Owner Contribution Land appraised at $19.7 million in the form of two 50-year leases is being contributed by the owner. *The general partner may also decide to raise up to $94,000,000 in EB-5 financing, if the minimum EB-5 investment amount is increased and market conditions are favorable. Exit Strategy Any potential exit strategy for investors in the partnership will depend on, among other factors, market conditions and demand. At this time, the general partner anticipates selling or refinancing the hotel in the future. Other exit strategies could consist of converting the hotel to either whole, fractional or time-share ownership. Consistent with EB-5 Program requirements, EB-5 capital invested in the project will remain sustained and at-risk, and subject to either profit or loss, for many years after an investment is made in the partnership. Investor capital will not be redeployed into any other project. No Re-Deployment of Investor Funds Because this is a preferred equity project, invested funds in the Carinthia Residential Project will NOT be redeployed into another project or company but will remain in the limited partnership until liquidation, earning a 3% preferred rate of return throughout the investment. Job Creation The economic report was prepared by Economic & Policy Resources (EPR). EPR has more than 50 years of professional experience and completed the economic report for the Great North Regional Center, which was approved by USCIS in November 2017. The report projects 1,396 jobs, exceeding the requirement by 26%. 1,033 Required Jobs 1,396 Projected Jobs

15 Hotel Projections Fiscal Years 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Annual Rooms Available 25,920 37,230 37,230 37,332 37,230 37,230 37,230 37,332 37,230 37,230 37,230 37,332 37,230 Average Daily Rate $650 $670 $690 $710 $730 $745 $760 $775 $790 $805 $820 $835 $850 Hotel Revenue $8,505,000 $11,080,858 $11,930,357 $12,845,127 $13,171,100 $13,442,927 $13,714,868 $14,025,245 $14,259,102 $14,530,402 $14,803,830 $15,117,694 $15,349,083 NOI* $4,175,955 $6,105,602 $6,609,460 $7,270,313 $7,586,384 $7,742,212 $7,898,031 $8,075,916 $8,209,661 $8,365,466 $8,521,265 $8,700,830 $8,832,844 Debt Service $3,080,000 $3,080,000 $3,080,000 $3,080,000 $3,080,000 $3,326,400 $3,326,400 $3,326,400 $3,326,400 $3,326,400 $3,592,512 $3,592,512 $3,592,512 Cash Available for Distribution $1,095,955 $3,025,602 $3,529,460 $4,190,313 $4,506,384 $4,415,812 $4,571,631 $4,749,516 $4,883,261 $5,039,066 $4,928,753 $5,108,318 $5,240,332 *Does not include deduction for capital reserves These pages contain information that constitutes forward-looking information and was based upon various factors, plans and assumptions that may not occur or that may prove to be incorrect. This information is not a guarantee or indication of future performance and is subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those anticipated or implied in the forward-looking information.

17

Successful Projects*



West Lake
Water Project

West Lake Water Project is a 120-million-gallon water storage reservoir for snowmaking. This increased current water storage capacity by six times and provides enough water for 100% snowmaking at Mount Snow.

$30 million raised

60 investors





Photo taken 1/4/18

Carinthia
Ski Lodge

The Carinthia Ski Lodge is a three-story 38,000 square foot ski lodge, located at the base of Mount Snow's Carinthia ski area.

Services include food and beverage outlets, retail and convenience store, ski rental shop, skier services, lift tickets, and ski school sales and large entertainment areas. Currently under construction.

$22 million raised

44 investors

*These projects were in the Vermont Regional Center

19 Richard (Dick) Deutsch Vice President Peak Resorts President Mount Snow & Great North Regional Center Mr. Deutsch has served as a vice president of Peak Resorts since 2001 and has more than 30 years of experience in real estate development. He is responsible for raising capital, developing growth strategy, monetizing the company’s real estate holdings and identifying and evaluating acquisition opportunities. Ashley Havreluk EB-5 and Planning Manager Mount Snow Ms. Havreluk joined Mount Snow in 2014. She is responsible for all document coordination and correspondence with investors and attorneys and assists with marketing, EB-5 project development and investor relations. “Mount Snow EB5 team is a reliable and friendly team. Before I decided on the investment item, I did a lot of research and also consulted Mount Snow EB5 team. Every time they answered all my questions patiently and thoughtfully. Even after investing in Mount Snow, whatever I request for help, Laurie often stands by me and does her best to help me ASAP. Not only could I feel relieved, but also I could have the problems resolved through asking for help. So, I’m glad to be an investor of Mount Snow.” PEI L. EB-5 investor “Mount Snow was a huge help when I was looking for an EB-5 investment. They patiently answered all my questions. I got to know the people behind the investment, and they personally let me know when I got my I-526 approval. I feel like they cared about me as a person, not just as an investor.” Haiying Y. EB-5 investor Laurie Newton Vice President of Development Mount Snow Vice President Great North Regional Center Ms. Newton joined Mount Snow in 1984. She is responsible for real estate development, investor relations, marketing and financial reporting. Brent Raymond Vice President of Special Projects Mount Snow Executive Director Great North Regional Center Mr. Raymond joined Mount Snow in 2015. He is responsible for investor relations and services, recruiting, marketing and the day-to-day management of the Great North Regional Center.

21 Why Choose Mount Snow? Located in a rural Targeted Employment Area (TEA) so investors qualify for minimum investment amount. A preferred equity offering that will ensure investor’s funds remain deployed in the current project throughout the investment cycle. Funds will not be redeployed into another investment to meet USCIS requirements. Peak Resorts, headquartered near St. Louis, Missouri is publicly traded on the NASDAQ (SKIS). Audited financials are publicly available at: ir.peakresorts.com Mount Snow’s first EB-5 project raised $52 million and has over 80 I-526 approvals with investors from 13 countries. Mount Snow has been in business and operating for over 60 years, shows consistent revenue and EBITDA, is one of the most successful ski resorts in the northeast and is the closest major ski resort to the New York City and Boston metropolitan areas. Experienced management and customer service team that can guide you through the EB-5 investment visa process. President of Mount Snow is an experienced real estate developer with over 30 years of experience. An NES Financial Platinum Medallion Status member. The NES Financial Platinum Medallion is a hallmark of the project’s dedication to best practices throughout the EB-5 life cycle. It signifies that the project employs at least three qualifying NES Financial Intelligent Solutions, providing international investors with the highest levels of security, transparency, and compliance. Peak Resorts, Mount Snow, the Great North Regional Center and its projects are audited annually by an independent third party certified public accountant (CPA). 3% preferred return on EB-5 capital investment. Letters of Support REPRESENTATIVE LAURA H. SIBILIA P.O. BOX 2052 (802) 384 - 0233 WEST DOVER, VT 05356 STATE OF VERMONT HOUSE OF REPRESENTATIVES January 5, 2018 To Whom It May Concern This letter is written in support of Mount Snow’s $94 million-dollar Carinthia Residential Phase 1 EB-5 project. The project consists of the construction and management of 102 two- and three-bedroom luxury condominiums at the base of the Carinthia Slopes at Mount Snow. The real estate development provides much needed ski-in ski-out access to allow Mount Snow to grow revenue. This development will have a significant economic impact to southern Vermont and the surrounding area, attracting new investment, new visitors, new jobs, new tax revenue and new residents. Please feel free to contact me with regard to the overall impact of this project on the southern Vermont economy. Sincerely, REPRESENTATIVE LAURA H. SIBILIA (802) 384-0233 PO BOX 2052 WEST DOVER, VT 05356 Dover, Readsboro, Searsburg Stamford, Wardsboro & Whitingham Agency of Commerce and Community Development 1 National Life Drive – Davis Bldg, 6th Floor Montpelier, VT 05620-0501 accd.vermont.gov January 9, 2018 Mount Snow Ltd. Richard Deutsch, President PO Box 2805 West Dover 05356 Dear Richard, On behalf of the Agency of Commerce and Community Development and the State of Vermont, I am writing to support the second phase of Peak Resorts’ real estate development at Mount Snow. This $94 million project will bring much needed jobs and vitality to the southeastern region of the state. Mount Snow is a key tourism property and a major employer in the great state of Vermont. This project will enhance the property significantly with 102 two- and three-bedroom luxury condominiums at the base of the Carinthia Slopes at Mount Snow with ski -in and ski-out amenities. This project furthers the world class ski facilities available within the state and we are keen to see its commencement, and progress to completion. We wish you well in your growth efforts and stand ready to assist in any way possible. Sincerely, Michael Schirling, Secretary Agency of Commerce and Community Development

About EB-5 Qualification United States Citizen and Immigration Services (USCIS) administers the EB-5 Program. Under this program, entrepreneurs (and their spouses and unmarried children under 21) are eligible to apply for a green card (permanent residence) if they: 1 Make the necessary investment in a commercial enterprise in the United States. 2 Plan to create or preserve 10 permanent full-time jobs for qualified U.S. workers. Minimum Investment* The investment must be “at risk” and its return cannot be guaranteed. There are two different classifications that determine minimum investment amount: General The minimum qualifying investment in the United States is $1 million. Targeted Employment Area (High Unemployment or Rural Area) The minimum qualifying investment either within a high-unemployment area or rural area in the United States is $500,000. Contact Mount Snow to evaluate your eligibility for the EB-5 program Review the Offering Documents and Sign the Subscription Documents Sign Escrow Agreement and Deposit Funds Submit the I-526 Petition Enter the United States and Receive Temporary Green Card File I-829 Petition and Receive Permanent Green Card Optional U.S. Citizenship *Investment amounts are correct at the time of printing. The U.S. Congress or U.S. Department of Homeland Security may change the required investment amounts at any time. Investors may be required to invest additional capital in the project if the EB-5 investment amount increases. Investors from China may need to wait many years (e.g., more than 10 years as of the date of this brochure) to secure a visa number, enabling them and their family members to apply for residence status. Investors from other countries including Vietnam may also become subject to lengthy waiting times for immigrant visas, if there is a continued demand in the coming year for EB-5 visas from those countries. “Ashley and Laurie, I wanted to let you know I-485 applications for conditional permanent residency for himself, his wife and his two children have been approved. I also wanted to thank you for your professional and prompt responses to any and all inquiries that were made by us to make this case a success. As always, the two of you and your outstanding team have made this process smooth and successful.” Immigration Attorney This brochure does not constitute an offer to sell, or a solicitation of an offer to buy, any securities in any jurisdiction to any person. Certain statements and projections in this brochure constitute forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. All information within this brochure is informational only and is not complete. Offers to sell a limited partnership interest will be made only by Mount Snow Ltd. or one of its affiliates providing you with a private placement memorandum. All information contained in this brochure is qualified in its entirety by information contained in any such private placement memorandum. Before you invest, you should read the private placement memorandum in its entirety for more complete information about the offering. Nothing contained in this brochure constitutes investment, legal, tax or other advice, and you should not rely on it in making an investment or other decision. Past performance is not indicative of future results. The images in this brochure may not reflect the actual construction. Printed February 2018

“I want to appreciate and thank you all for the good news and also for your hard work and above all your patience with me. Honestly I don’t know what to say again than to say THANK YOU AND THANK YOU.” Kunle A. EB-5 investor Website: mountsnoweb5.com Email: eb5projects@mountsnow.com Call: 1-802-464-4222